EXHIBIT 24.1
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Benjamin S. Carson Sr.

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ John T. Dillon

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Gordon Gund

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ James M. Jenness

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Dorothy A. Johnson

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Donald R. Knauss

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Ann McLaughlin Korologos

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Rogelio M. Rebolledo

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Sterling K. Speirn

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ Robert A. Steele

Director

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of May, 2009.

/s/ John L. Zabriskie

Director

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